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________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               January 27, 2000

                AmeriCredit Automobile Receivables Trust 2000-A
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)


United States                         333-84155              88-0359494
-------------                         ---------              ----------
(State or Other Jurisdiction of       (Commission File       (I.R.S. Employer
Incorporation)                        Number)                Identification No.)


c/o AmeriCredit Financial Services, Inc.                         76102
                                                                 -----
     Attention: Chris A. Choate                                  (Zip Code)
     801 Cherry Street, Suite 3900
     Fort Worth, Texas
     (Address of Principal Executive Offices)

       Registrant's telephone number including area code (817) 302-7000
                                                         --------------
                  200 Bailey Avenue, Fort Worth, Texas 76107
                  ------------------------------------------
         (Former name or former address, if changed since last report)

________________________________________________________________________________
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Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

Description of the Securities and the Auto Loans

          AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $1,300,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2000-A (the "Trust") issued $182,000,000 Class A-1 6.04% Automobile Receivables Backed Notes, $313,000,000 Class A-2 6.54% Automobile Receivables Backed Notes, $572,000,000 Class A-3 7.15% Automobile Receivables Backed Notes and $233,000,000 Class A-4 7.29% Automobile Receivables Backed Notes, (collectively, the "Notes") on February 11, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

          The Notes were issued pursuant to an Indenture attached hereto as
Exhibit 4.1, dated as of February 6, 2000, between the Trust and Bank One, N.A., as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent").

          The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the "Receivables") secured by new and used automobiles, light duty trucks and vans financed thereby.

          As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated January 27, 2000 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(5) of the Act.



Item 5.   Other Events
          ------------

          The consolidated financial statements of Financial Security Assurance Inc. and subsidiaries as of December 31, 1998 and December 31, 1997 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K, as amended, of Financial Security Assurance Holdings Ltd. and the unaudited consolidated financial statements of Financial Security Assurance Inc. and subsidiaries as of September 30, 1999, June 30, 1999 and as of March 31, 1999, as amended, included in the Quarterly Reports on Form 10-Q of Financial Security Assurance Holdings Ltd. for the periods ended March 31, 1999, June 30, 1999 and September 30, 1999 are incorporated by reference in
(i) this Current Report on Form 8-K; (ii) the Prospectus dated as of September 16, 1999 of AmeriCredit Financial Services, Inc. and (iii) the Prospectus Supplement for the Trust, and shall be deemed to be part hereof and thereof.

                                       2
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Item 7.   Financial Statements, Pro Forma Financial

                           Information and Exhibits.
                           ------------------------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

          1.1 Underwriting Agreement, dated as of January 27, 2000, among AmeriCredit Financial Services, Inc., as Sponsor, AFS Funding Corp., as Seller (the "Seller"), and Banc of America Securities LLC, as Representative of the Underwriters (the "Representative").

          4.1 Indenture, dated as of February 6, 2000, between AmeriCredit Automobile Receivables Trust 2000-A (the "Trust") and Bank One, N.A., as Trustee and Trust Collateral Agent.

          4.2 Amended and Restated Trust Agreement, dated as of February 6, 2000, between the Seller and Bankers Trust (Delaware), as Owner Trustee.

          4.3 Sale and Servicing Agreement, dated as of February 6, 2000, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent.

          4.4 Financial Guaranty Insurance Policy, dated as of February 11, 2000 and delivered by Financial Security Assurance Inc. (the "Insurer").

          10.1 Purchase Agreement, dated as of February 6, 2000, among AmeriCredit Financial Services Inc. and CP Funding Corp., as Sellers, and AFS Funding Corp., as Purchaser.

          10.2 Indemnification Agreement, dated as of February 6, 2000, among the Insurer, the Seller and the Representative.

          23.1 Consent of PricewaterhouseCoopers LLP ("PWC") regarding financial statement of the Trust and their report.

          23.2 Report of PWC regarding financial statement of the Trust.

          23.3 Consent of PWC regarding financial statements of the Insurer.

          99.1 Statistical information for the receivables as of the Initial Cutoff Date.

                                       3
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2000-A


                         By: AmeriCredit Financial Services, Inc., as Sponsor


                             By:  /s/ Preston Miller
                                  ------------------
                                  Name:  Preston Miller
                                  Title: Senior Vice President and
                                          Treasurer

Dated: February 28, 2000

                                       4
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.         Description

1.1 Underwriting Agreement, dated as of January 27, 2000, among AmeriCredit Financial Services, Inc., as Sponsor, AFS Funding Corp., as Seller (the "Seller"), and Banc of America Securities LLC, as Representative of the Underwriters (the "Representative").

4.1 Indenture, dated as of February 6, 2000, between AmeriCredit Automobile Receivables Trust 2000-A (the "Trust") and Bank One, N.A., as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of February 6, 2000, between the Seller and Bankers Trust (Delaware), as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of February 6, 2000, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent.

4.4 Financial Guaranty Insurance Policy, dated as of February 11, 2000, and delivered by Financial Security Assurance Inc. (the "Insurer").

10.1 Purchase Agreement, dated as of February 6, 2000, among AmeriCredit Financial Services Inc. and CP Funding Corp., as Sellers, and AFS Funding Corp., as Purchaser.

10.2 Indemnification Agreement, dated as of February 6, 2000, among the Insurer, the Seller and the Representative.

23.1 Consent of PricewaterhouseCoopers LLP ("PWC") regarding financial statement of the Trust and their report.

23.2                Report of PWC regarding financial statement of the Trust.

23.3 Consent of PWC regarding financial statements of the Insurer.

99.1 Statistical information for the receivables as of the Initial Cutoff Date.

                                       5